UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 2, 2003

Date of Report (Date of earliest event reported)

Commission File Number 000-32743

TELLIUM, INC.

(Exact name of Registrant as specified in its charter)

Delaware	22-3509099
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2 Crescent Place

Oceanport, New Jersey 07757-0901

(Address of principal executive offices) (Zip Code)

(732) 923-4100

(Registrant’s telephone number, including area code)

Item 5.    Other Events.

The press release issued by Tellium, Inc., dated April 2, 2003, is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

99.1	Press Release, dated April 2, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLIUM, INC.
Dated: April 2, 2003
	By:	/s/ MICHAEL J. LOSCH

Michael J. Losch
Chief Financial Officer